Exhibit 99.2

Financial Supplement March 31, 2006
Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675 email: investorrelations@ace.bm

This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves, recoverables and the impact of the settlement, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Impact of Settlement	1
	- Consolidated Financial Highlights	2

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	3-4
	- Summary Consolidated Balance Sheets	5
	- Consolidated Premiums by Line of Business	6
	- Consolidating Statement of Operations	7

III.	Segment Results
	- Insurance-North American	8
	- Insurance-Overseas General	9
	- Global Reinsurance	10-11
	- Financial Services	12
	- Life Insurance and Reinsurance	13

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	14
	- Reinsurance Recoverable Analysis	15-18
	- Investment Portfolio	19
	- Net Realized and Unrealized Gains (Losses)	20
	- Capital Structure	21
	- Computation of Basic and Diluted Earnings Per Share	22

V.	Other Disclosures
	- Non-GAAP Financial Measures	23
	- Book Value per Ordinary Share	24
	- Comprehensive Income	25
	- Glossary	26

ACE Limited

Impact of Settlement

(in millions of U.S. dollars, except share, per share data and ratios)

(Unaudited)

	Three months ended March 3, 2006
	As reported	Settlement	Adjusted
Gross premiums written	$4,511	$—	$4,511
Net premiums written	$3,310	$—	$3,310
Net premiums earned	$2,805	$—	$2,805
Net investment income	$369	$—	$369
Net income	$555	$(66)	$489
Income excluding net realized gains (losses) and cumulative effect(1)	$543	$(66)	$477
Comprehensive income	$473	$(66)	$407
Operating cash flow	$1,086	$—	$1,086

Combined ratio
Loss and loss expense ratio	61.2%	0.0%	61.2%
Underwriting and administrative expense ratio	26.5%	2.9%	29.4%

Combined ratio	87.7%		90.6%

Annualized ROE*	18.6%	-2.3%	16.3%
Annualized ROE, excluding FAS 115*	19.0%	-2.3%	16.7%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	22%	—	22%

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.63	$(0.20)	$1.43
Net income	$1.66	$(0.20)	$1.46

Book value per ordinary share	$35.88	$(0.20)	$35.68
Tangible book value per ordinary share	$27.57	$(0.20)	$27.37

Weighted average basic ordinary shares outstanding	321.1		321.1
Weighted average diluted ordinary shares outstanding	326.0		326.0

Debt/total capitalization	14.4%	0.1%	14.5%

(1)	See page 23 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle

Impact of Settlement	Page 1

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

	Three months ended March 31		% Change 1Q-06 vs. 1Q-05

	2006	2005
Gross premiums written	$4,511	$4,543	-1%

Net premiums written	$3,310	$3,366	-2%

Net premiums earned	$2,805	$2,877	-3%

Net investment income	$369	$285	29%

Net income	$555	$437	27%

Income excluding net realized gains (losses) and cumulative effect (1)	$543	$455	19%

Comprehensive income	$473	$151	NM

Operating cash flow	$1,086	$1,213	-10%

Combined ratio
Loss and loss expense ratio	61.2%	63.5%
Underwriting and administrative expense ratio	26.5%	25.4%

Combined ratio	87.7%	88.9%

Annualized ROE*	18.6%	18.2%
Annualized ROE, excluding FAS 115*	19.0%	19.2%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	22%	21%

Diluted earnings per share

Income excluding net realized gains (losses) and cumulative effect(1)	$1.63	$1.54	6%
Net income	$1.66	$1.48	12%

Book value per ordinary share	$35.88	$32.76	10%
Tangible book value per ordinary share	$27.57	$23.38	18%

Weighted average basic ordinary shares outstanding	321.1	283.2
Weighted average diluted ordinary shares outstanding	325.7	287.6
Debt/ total capitalization	14.4%	16.1%

(1)	See page 23 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 2

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

These amounts do not reflect the impact of the settlement. See page 1.

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Property and Casualty(1)
Gross premiums written	$4,400	$3,757	$3,989	$4,138	$4,320	$16,204
Net premiums written	3,200	2,596	2,616	2,834	3,145	11,191
Net premiums earned	2,708	2,786	2,773	2,769	2,727	11,055
Losses and loss expenses	1,639	2,139	2,494	1,773	1,706	8,112
Policy acquisition costs	413	414	417	423	381	1,635
Administrative expenses	310	289	301	306	328	1,224

P&C underwriting income (loss)	$346	$(56)	$(439)	$267	$312	$84

Financial Services underwriting income (loss)	(8)	—	(58)	14	1	(43)
Life underwriting income excluding investment income	20	17	15	14	16	62
Net investment income	369	354	320	305	285	1,264
Net realized gains (losses)	7	(25)	83	32	(14)	76
Interest expense	43	46	43	43	42	174
Other (income) expense	(8)	4	(25)	(6)	(5)	(32)
Income tax expense (benefit)	148	4	15	128	126	273
Cumulative effect of a change in accounting principle, net of tax	4	—	—	—	—	—

Net income (loss)	$555	$236	$(112)	$467	$437	$1,028

Net realized gains (losses)	7	(25)	83	32	(14)	76
Tax expense (benefit) on net realized gains (losses)	(1)	(17)	8	8	4	3
Cumulative effect of a change in accounting principle, net of tax	4	—	—	—	—	—

Income (loss) excluding net realized gains (losses) and cumulative effect (2)	$543	$244	$(187)	$443	$455	$955

% Change versus prior year period(1)
Property and Casualty net premiums written	2%	2%	-1%	2%	6%	2%
Property and Casualty net premiums earned	-1%	2%	3%	7%	16%	7%

Other ratios
Net premiums written/gross premiums written	73%	69%	66%	68%	73%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	22%	8%	-4%	21%	21%	22%

(1)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 23 Non-GAAP Financial Measures.

Consolidated Results	Page 3

ACE Limited Consolidated Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

These amounts do not reflect the impact of the settlement. See page 1.

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Combined ratio
Loss and loss expense ratio	61.2%	76.5%	92.6%	64.4%	63.5%	74.5%
Policy acquisition cost ratio	15.2%	15.0%	13.9%	14.8%	13.6%	14.3%
Administrative expense ratio	11.3%	10.5%	10.1%	10.9%	11.8%	10.8%

Combined ratio	87.7%	102.0%	116.6%	90.1%	88.9%	99.6%

Property and Casualty (1)
	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Combined ratio (1)
Loss and loss expense ratio	60.5%	76.8%	90.0%	64.0%	62.5%	73.4%
Policy acquisition cost ratio	15.3%	14.8%	15.1%	15.2%	14.0%	14.8%
Administrative expense ratio	11.4%	10.4%	10.9%	11.1%	12.0%	11.0%

Combined ratio	87.2%	102.0%	116.0%	90.3%	88.5%	99.2%

Large losses and other items (1)
Catastrophe and other large losses (before tax)	$3	$360	$756	$—	$3	$1,119
Prior period development - unfavorable (favorable)(2)	$(38)	$25	$27	$27	$29	$108

(1)	Property and casualty excluding Financial Services and Life is presented to allow for comparison and analysis with earnings guidance. See Financial Services schedule for details related to that segment.

(2)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 4

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

These amounts do not reflect the impact of the settlement. See page 1.

	March 31 2006	December 31 2005
	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$25,411	$24,285
Fixed maturities held to maturity, at amortized cost	3,107	3,076
Equity securities, at fair value	1,600	1,507
Short-term investments, at fair value	2,452	2,299
Other investments	687	675

Total investments	33,257	31,842

Cash	398	512
Securities lending collateral	1,782	1,723
Insurance and reinsurance balances receivable	3,742	3,343
Reinsurance recoverable	15,569	15,463
Deferred policy acquisition costs	1,032	930
Prepaid reinsurance premiums	1,505	1,346
Goodwill	2,703	2,703
Deferred tax assets	1,257	1,314
Investments in partially owned insurance companies	885	876
Other assets	2,703	2,388

Total assets	$64,833	$62,440

Liabilities
Unpaid losses and loss expenses	$35,508	$35,055
Unearned premiums	6,554	5,884
Future policy benefits for life and annuity contracts	519	521
Insurance and reinsurance balances payable	2,346	2,405
Deposit liabilities	318	350
Securities lending payable	1,782	1,723
Payable for securities purchased	1,588	701
Accounts payable, accrued expenses and other liabilities	1,574	1,569
Short-term debt	300	300
Long-term debt	1,812	1,811
Trust preferred securities	309	309

Total liabilities	52,610	50,628

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	11,973	11,480
Accumulated other comprehensive income (AOCI)	250	332

Total shareholders’ equity	12,223	11,812

Total liabilities and shareholders’ equity	$64,833	$62,440

Book value per ordinary share (1)	$35.88	$34.81
Tangible book value per ordinary share (1)	$27.57	$26.45

(1)	See page 23 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 5

ACE Limited Consolidated Premiums by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	1Q-06	% of Total Consolidated	1Q-05	% of Total Consolidated	% Change 1Q-06 vs. 1Q-05
Net premiums written
Property and all other	$958	29%	$986	29%	-3%
Casualty	1,875	57%	1,829	54%	3%
Personal accident	367	11%	330	10%	11%

Total P&C	3,200	97%	3,145	93%	2%

Life	61	2%	60	2%	2%
Financial Services	49	1%	161	5%	-70%

Total Consolidated	$3,310	100%	$3,366	100%	-2%

Net premiums earned
Property and all other	$743	27%	$817	29%	-9%
Casualty	1,629	58%	1,611	56%	1%
Personal accident	336	12%	299	10%	12%

Total P&C	2,708	97%	2,727	95%	-1%

Life	61	2%	60	2%	2%
Financial Services	36	1%	90	3%	-60%

Total Consolidated	$2,805	100%	$2,877	100%	-3%

Line of Business	Page 6

ACE Limited Consolidating Statement of Operations Three months ended March 31, 2006 and 2005 (in millions of U.S. dollars) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	Life Insurance & Reinsurance	ACE Consolidated
March 31, 2006
Gross premiums written	$2,212	$1,584	$604	$—	$4,400	$50	$61	$4,511
Net premiums written	1,454	1,146	600	—	3,200	49	61	3,310
Net premiums earned	1,298	1,039	371	—	2,708	36	61	2,805
Losses and loss expenses	875	566	197	1	1,639	41	—	1,680
Life and annuity benefits	—	—	—	—	—	—	28	28
Policy acquisition costs	143	194	76	—	413	2	6	421
Administrative expenses	115	145	14	36	310	1	7	318

Underwriting income (loss)	165	134	84	(37)	346	(8)	20	358

Net investment income	168	85	48	23	324	35	10	369
Net realized gains (losses)	(6)	4	(6)	23	15	—	(8)	7
Interest expense	5	—	—	38	43	—	—	43
Other (income) expense	(1)	6	1	—	6	(14)	—	(8)
Income tax expense (benefit)	88	56	12	(11)	145	4	(1)	148
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	—	4

Net income (loss)	235	161	113	(14)	495	37	23	555

Net realized gains (losses)	(6)	4	(6)	23	15	—	(8)	7
Tax expense (benefit) on net realized gains (losses)	(2)	2	—	(1)	(1)	—	—	(1)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	—	4

Income (loss) excluding net realized gains (losses) and cumulative effect (1)	$239	$159	$119	$(42)	$475	$37	$31	$543

March 31, 2005
Gross premiums written	$2,150	$1,634	$536	$—	$4,320	$163	$60	$4,543
Net premiums written	1,425	1,193	527	—	3,145	161	60	3,366
Net premiums earned	1,285	1,086	356	—	2,727	90	60	2,877
Losses and loss expenses	892	610	205	(1)	1,706	83	—	1,789
Life and annuity benefits	—	—	—	—	—	—	35	35
Policy acquisition costs	117	191	73	—	381	2	5	388
Administrative expenses	111	146	15	56	328	4	4	336

Underwriting income (loss)	165	139	63	(55)	312	1	16	329

Net investment income	131	74	39	—	244	32	9	285
Net realized gains (losses)	(11)	18	(6)	(5)	(4)	6	(16)	(14)
Interest expense	5	—	1	36	42	—	—	42
Other (income) expense	—	6	1	—	7	(12)	—	(5)
Income tax expense (benefit)	80	52	9	(21)	120	6	—	126

Net income (loss)	200	173	85	(75)	383	45	9	437

Net realized gains (losses)	(11)	18	(6)	(5)	(4)	6	(16)	(14)
Tax expense (benefit) on net realized gains (losses)	(3)	5	—	—	2	2	—	4

Income (loss) excluding net realized gains (losses) (1)	$208	$160	$91	$(70)	$389	$41	$25	$455

(1)	See page 23 Non-GAAP Financial Measures.

Segment 2006 Qtr	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Gross premiums written	$2,212	$2,086	$2,250	$2,344	$2,150	$8,830
Net premiums written	1,454	1,306	1,307	1,412	1,425	5,450
Net premiums earned	1,298	1,343	1,338	1,319	1,285	5,285
Losses and loss expenses	875	1,105	1,173	948	892	4,118
Policy acquisition costs	143	111	134	130	117	492
Administrative expenses	115	91	96	111	111	409

Underwriting income (loss)	165	36	(65)	130	165	266

Net investment income	168	153	139	142	131	565
Net realized gains (losses)	(6)	(19)	10	14	(11)	(6)
Interest expense	5	5	6	5	5	21
Other (income) expense	(1)	14	(1)	1	—	14
Income tax expense (benefit)	88	37	10	81	80	208

Net income	235	114	69	199	200	582

Net realized gains (losses)	(6)	(19)	10	14	(11)	(6)
Tax expense (benefit) on net realized gains (losses)	(2)	(9)	2	2	(3)	(8)

Income (loss) excluding net realized gains (losses) (1)	$239	$124	$61	$187	$208	$580

Combined ratio
Loss and loss expense ratio	67.4%	82.3%	87.7%	71.9%	69.4%	77.9%
Policy acquisition cost ratio	11.0%	8.3%	10.0%	9.8%	9.1%	9.3%
Administrative expense ratio	8.9%	6.7%	7.2%	8.4%	8.6%	7.7%

Combined ratio	87.3%	97.3%	104.9%	90.1%	87.1%	94.9%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$—	$114	$203	$—	$—	$317
Prior period development - unfavorable (favorable)	$(2)	$30	$22	$51	$22	$125

% Change versus prior year period
Net premiums written	2%	9%	-4%	6%	18%	7%
Net premiums earned	1%	8%	7%	12%	28%	13%

Other ratios
Net premiums written/gross premiums written	66%	63%	58%	60%	66%	62%

(1)	See page 23 Non-GAAP Financial Measures.

Insurance-North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Gross premiums written	$1,584	$1,388	$1,328	$1,425	$1,634	$5,775
Net premiums written	1,146	1,014	929	1,059	1,193	4,195
Net premiums earned	1,039	1,048	1,027	1,078	1,086	4,239
Losses and loss expenses	566	679	685	609	610	2,583
Policy acquisition costs	194	224	205	216	191	836
Administrative expenses	145	137	143	140	146	566

Underwriting income (loss)	134	8	(6)	113	139	254

Net investment income	85	83	82	80	74	319
Net realized gains (losses)	4	(18)	17	34	18	51
Interest expense	—	—	—	—	—	—
Other (income) expense	6	—	5	5	6	16
Income tax expense (benefit)	56	(17)	23	49	52	107

Net income	161	90	65	173	173	501

Net realized gains (losses)	4	(18)	17	34	18	51
Tax expense (benefit) on net realized gains (losses)	2	(4)	5	7	5	13

Income excluding net realized gains (losses) (1)	$159	$104	$53	$146	$160	$463

Combined ratio
Loss and loss expense ratio	54.5%	64.8%	66.8%	56.4%	56.2%	60.9%
Policy acquisition cost ratio	18.7%	21.3%	20.0%	20.0%	17.6%	19.7%
Administrative expense ratio	13.9%	13.2%	13.8%	13.1%	13.4%	13.4%

Combined ratio	87.1%	99.3%	100.6%	89.5%	87.2%	94.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$80	$121	$—	$—	$201
Prior period development - unfavorable (favorable)	$(39)	$9	$10	$(21)	$7	$5

% Change versus prior year period
Net premiums written	-4%	-6%	-5%	-3%	1%	-3%
Net premiums earned	-4%	-7%	-5%	1%	7%	-1%

Other ratios
Net premiums written/gross premiums written	72%	73%	70%	74%	73%	73%

(1)	See page 23 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Gross premiums written	$604	$283	$411	$369	$536	$1,599
Net premiums written	600	276	380	363	527	1,546
Net premiums earned	371	395	408	372	356	1,531
Losses and loss expenses	197	354	637	206	205	1,402
Policy acquisition costs	76	79	78	77	73	307
Administrative expenses	14	13	16	16	15	60

Underwriting income (loss)	84	(51)	(323)	73	63	(238)

Net investment income	48	49	45	40	39	173
Net realized gains (losses)	(6)	(11)	7	6	(6)	(4)
Interest expense	—	1	1	—	1	3
Other (income) expense	1	1	1	1	1	4
Income tax expense (benefit)	12	5	(12)	9	9	11

Net income (loss)	113	(20)	(261)	109	85	(87)

Net realized gains (losses)	(6)	(11)	7	6	(6)	(4)
Tax expense (benefit) on net realized gains (losses)	—	(1)	1	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$119	$(10)	$(267)	$103	$91	$(83)

Combined ratio
Loss and loss expense ratio	53.0%	89.6%	156.2%	55.4%	57.6%	91.6%
Policy acquisition cost ratio	20.4%	20.0%	19.1%	20.7%	20.5%	20.1%
Administrative expense ratio	3.9%	3.4%	4.0%	4.1%	4.3%	3.9%

Combined ratio	77.3%	113.0%	179.3%	80.2%	82.4%	115.6%

Large losses and other items
Catastrophe and other large losses (before tax)	$3	$166	$432	$—	$3	$601
Prior period development - unfavorable (favorable)	$3	$(14)	$(5)	$(3)	$—	$(22)

(1)	See page 23 Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters - 2 (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
% Change versus prior year period
Net premiums written	14%	-1%	26%	-1%	-8%	2%
Net premiums earned	4%	10%	16%	7%	7%	10%

Other ratios
Net premiums written/gross premiums written	99%	98%	92%	98%	98%	97%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$104	$60	$78	$49	$105	$292
Tempest USA	295	193	234	228	248	903
Tempest Bermuda	205	30	99	92	183	404

Total	$604	$283	$411	$369	$536	$1,599

Net premiums written
Tempest Europe	$101	$58	$74	$46	$102	$280
Tempest USA	295	193	231	227	247	898
Tempest Bermuda	204	25	75	90	178	368

Total	$600	$276	$380	$363	$527	$1,546

Net premiums earned
Tempest Europe	$70	$74	$79	$66	$76	$295
Tempest USA	215	222	223	230	212	887
Tempest Bermuda	86	99	106	76	68	349

Total	$371	$395	$408	$372	$356	$1,531

Net premiums written/gross premiums written
Tempest Europe	97%	97%	95%	94%	97%	96%
Tempest USA	100%	100%	99%	100%	100%	99%
Tempest Bermuda	100%	83%	76%	98%	97%	91%

Total NPW/GPW	99%	98%	92%	98%	98%	97%

Global Reinsurance 2	Page 11

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Financial Services

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Gross premiums written	$50	$(30)	$211	$15	$163	$359
Net premiums written	49	(35)	212	15	161	353
Net premiums earned	36	6	257	92	90	445
Losses and loss expenses	41	(4)	310	70	83	459
Policy acquisition costs	2	6	2	1	2	11
Administrative expenses	1	4	3	7	4	18

Underwriting income (loss)	(8)	—	(58)	14	1	(43)

Net investment income	35	36	35	30	32	133
Net realized gains (losses)	—	6	7	3	6	22
Interest expense	—	—	—	—	—	—
Other (income) expense	(14)	(10)	(30)	(13)	(12)	(65)
Income tax expense (benefit)	4	(7)	10	7	6	16

Net income	37	59	4	53	45	161

Net realized gains (losses)	—	6	7	3	6	22
Tax expense (benefit) on net realized gains (losses)	—	(3)	—	(1)	2	(2)

Income (loss) excluding net realized gains (losses) (1)	$37	$50	$(3)	$49	$41	$137

Combined ratio
Loss and loss expense ratio	113.8%	-66.6%	120.7%	76.0%	92.2%	103.0%
Policy acquisition cost ratio	6.4%	91.8%	0.9%	1.4%	2.2%	2.6%
Administrative expense ratio	4.1%	64.7%	1.4%	6.7%	4.6%	4.0%

Combined ratio	124.3%	89.9%	123.0%	84.1%	99.0%	109.6%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$—	$240	$—	$—	$240
Prior period development - unfavorable (favorable)	$6	$(17)	$2	$(8)	$1	$(22)

% Change versus prior year period
Net premiums written	-70%	-230%	212%	15%	-23%	12%
Net premiums earned	-60%	-94%	132%	-31%	-50%	-14%

Other ratios
Net premiums written/gross premiums written	98%	117%	100%	100%	99%	98%

(1)	See page 23 Non-GAAP Financial Measures.

Financial Services	Page 12

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Gross premiums written	$61	$67	$61	$60	$60	$248
Net premiums written	61	67	61	60	60	248
Net premiums earned	61	67	61	60	60	248
Life and annuity benefits	28	35	35	38	35	143
Policy acquisition costs	6	7	7	5	5	24
Administrative expenses	7	8	4	3	4	19
Net investment income	10	7	10	10	9	36

Life underwriting income (1)	30	24	25	24	25	98

Net realized gains (losses)	(8)	3	5	27	(16)	19
Income tax expense (benefit)	(1)	—	(1)	(1)	—	(2)

Net income	23	27	31	52	9	119
Net realized gains (losses)	(8)	3	5	27	(16)	19
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—

Income excluding net realized gains (losses) (2)	$31	$24	$26	$25	$25	$100

(1)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(2)	See page 23 Non-GAAP Financial Measures.

Life	Page 13

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2004	$31,483	$13,966	$17,517	$23,201	$8,427	$14,774	$8,282	$5,539	$2,743

Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,821	15,386	8,219	5,534	2,685

Losses and loss expenses incurred	2,811	968	1,843	2,791	957	1,834	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. revaluation)	(217)	(71)	(146)	(190)	(71)	(119)	(27)	—	(27)

Balance at June 30, 2005	32,101	13,500	18,601	24,097	8,140	15,957	8,004	5,360	2,644

Losses and loss expenses incurred	5,016	2,212	2,804	4,942	2,194	2,748	74	18	56
Losses and loss expenses paid	(2,342)	(892)	(1,450)	(2,187)	(799)	(1,388)	(155)	(93)	(62)
Other (incl. foreign exch. revaluation)	(101)	(55)	(46)	(101)	(54)	(47)	—	(1)	1

Balance at September 30, 2005	34,674	14,765	19,909	26,751	9,481	17,270	7,923	5,284	2,639

Losses and loss expenses incurred	2,956	821	2,135	2,804	705	2,099	152	116	36
Losses and loss expenses paid	(2,485)	(969)	(1,516)	(2,291)	(897)	(1,394)	(194)	(72)	(122)
Other (incl. foreign exch. revaluation)	(90)	(20)	(70)	(90)	(20)	(70)	—	—	—

Balance at December 31, 2005	35,055	14,597	20,458	27,174	9,269	17,905	7,881	5,328	2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	$35,508	$14,554	$20,954	$27,847	$9,402	$18,445	$7,661	$5,152	$2,509

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

Loss Reserve Rollforward	Page 14

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	March 31 2006	December 31 2005
Reinsurance recoverable on paid losses and loss expenses
Active operations	$940	$811
Brandywine	314	307
Westchester Run-off	59	53
Other Run-off	18	20

Total	$1,331	$1,191

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,072	$9,936
Brandywine	4,057	4,240
Westchester Run-off	683	699
Other Run-off	179	184

Total	$14,991	$15,059

Gross reinsurance recoverable
Active operations	$11,012	$10,747
Brandywine	4,371	4,547
Westchester Run-off	742	752
Other Run-off	197	204

Total	$16,322	$16,250

Provision for uncollectible reinsurance
Active operations	$(565)	$(586)
Brandywine	(164)	(174)
Westchester Run-off	(9)	(11)
Other Run-off	(15)	(16)

Total	$(753)	$(787)

Net reinsurance recoverable
Active operations	$10,447	$10,161
Brandywine	4,207	4,373
Westchester Run-off	733	741
Other Run-off	182	188

Total	$15,569	$15,463

Reinsurance Recoverable	Page 15

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Reinsurance Recoverable for Active Operations

	December 31, 2005
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$5,122	$67	1.3%
Other reinsurers balances >$20 million	2,463	65	2.6%
Other reinsurers balances <$20 million	573	58	10.1%
Mandatory pools and government agencies	626	3	0.5%
Structured settlements	220	1	0.5%
Captives	1,035	1	0.1%
Other(1)	708	391	55.2%

Total	$10,747	$586	5.5%

At December 31, 2005, $7.6 billion of the active operations’ recoverables were from rated reinsurers, of which 95.6% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.7 billion, of which $1.6 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

American International Group

AXA

Berkshire Hathaway Insurance Group

Chubb Insurance Group

GE Insurance Solutions

HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AGRI General Ins Co

AIOI Insurance

Allianz

Allied World Assurance

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA

Catalina Holdings Ltd

CIGNA

CNA Insurance Companies

Converium Group

Electric Insurance Company

Endurance Specialty Holdings Ltd

Everest Re Group

Fairfax Financial

Gerling Global Group

Independence Blue Cross Group

ING Groep Nv

IPCRe Ltd

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Partner Re

Platinum Underwriters

PXRE Reins Corp

Renaissance Re Holdings Ltd

Royal & SunAlliance Insurance Group

SCOR Group

Sompo Japan

St Paul Travelers Companies

Tawa UK Ltd.

Toa Reinsurance Company

White Mountains Insurance Group

WR Berkley Corp

Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 16

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	December 31, 2005
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$8,320	$93	1.1%
Other reinsurers balances >$20 million	3,785	159	4.2%
Other reinsurers balances <$20 million	900	101	11.2%
Mandatory pools and government agencies	643	3	0.5%
Structured settlements	522	2	0.4%
Captives	1,118	2	0.1%
Other(1)	962	427	44.4%

Total	$16,250	$787	4.8%

At December 31, 2005, $12.1 billion of ACE Limited recoverables were from rated reinsurers, of which 94.7% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AGRI General Ins Co	Hartford Insurance Group
Berkshire Hathaway Insurance Group	AIOI Insurance	Independence Blue Cross Group
Equitas	Allianz	ING Groep Nv
Everest Re Group	Allied World Assurance	IPCRe Ltd
GE Insurance Solutions	Allstate Group	IRB - Brasil Resseguros S.A. Group
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Arch Capital	Liberty Mutual Insurance Companies
Lloyd’s Of London	Aspen Insurance Holdings Ltd	Millea Holdings
Munich Re Group	AVIVA	Partner Re
Swiss Re Group	AXA	Platinum Underwriters
XL Capital Group	Catalina Holdings Ltd	PXRE Reins Corp
	Chubb Insurance Group	Renaissance Re Holdings Ltd
	CIGNA	Royal & SunAlliance Insurance Group
	CNA Insurance Companies	SCOR Group
	Converium Group	Sompo Japan
	Dominion Insurance Co Ltd	St Paul Travelers Companies
	Dukes Place Holdings	Tawa UK Ltd.
	Electric Insurance Company	Toa Reinsurance Company
	Endurance Specialty Holdings Ltd	Trenwick Group
	Fairfax Financial	White Mountains Insurance Group
	FM Global Group	WR Berkley Corp

	Gerling Global Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 17

ACE Limited Reinsurance Recoverable Analysis - 4 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2005	$698	$493	$1,191
Provision at 12/31/05	41	295	336
% of gross	5.9%	59.8%	28.2%

Net balance at December 31, 2005	$657	$198	$855

Gross balance at March 31, 2006	$794	$537	$1,331
Provision at 3/31/06	31	295	326
% of gross	3.9%	54.9%	24.5%

Net balance at March 31, 2006	$763	$242	$1,005

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

Reinsurance Recoverable 4	Page 18

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	March 31 2006	December 31 2005
Market Value
Fixed maturities available for sale	$25,411	$24,285
Fixed maturities held to maturity	3,045	3,055
Short-term investments	2,452	2,299

Total	$30,908	$29,639

Asset Allocation by Market Value
Treasury	$1,873	$1,956
Agency	1,633	1,506
Corporate	7,530	7,646
Mortgage-backed securities	9,082	8,363
Asset-backed securities	2,349	1,981
Municipal	557	504
Non-US	5,432	5,384
Cash & cash equivalent	2,452	2,299

Total	$30,908	$29,639

Credit Quality by Market Value
AAA	$19,938	$18,985
AA	2,556	2,108
A	4,317	4,350
BBB	2,076	2,083
BB	906	945
B	1,064	1,106
Other	51	62

Total	$30,908	$29,639

Cost/Amortized Cost
Fixed maturities available for sale	$25,591	$24,273
Fixed maturities held to maturity	3,107	3,076
Short term investments	2,452	2,299

Subtotal	31,150	29,648
Equity securities	1,325	1,280
Other investments	590	592

Total	$33,065	$31,520

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.1 years	2.9 years
Avg. market yield of fixed maturities	5.4%	5.0%
Avg. credit quality	AA	AA

Investments	Page 19

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended March 31, 2006
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(44)	$(193)	$(237)
Equity securities	43	48	91
Equity and fixed income derivatives	11	—	11
Foreign exchange gains (losses)	(4)	—	(4)
Other	(1)	12	11

Total inv. portfolio gains (losses)	5	(133)	(128)
Other FAS 133 adjustments	2	—	2

Total gains (losses)	7	(133)	(126)
Income tax expense (benefit)	(1)	(35)	(36)

Net gains (losses)	$8	$(98)	$(90)

(1)	The quarter includes impairments of $24M for fixed maturities, $2M for equities and $5M for other investments.

	Three months ended March 31, 2005
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$(5)	$(333)	$(338)
Equity securities	14	(24)	(10)
Equity and fixed income derivatives	—	—	—
Foreign exchange gains (losses)	(3)	—	(3)
Other	2	8	10

Total inv. portfolio gains (losses)	8	(349)	(341)
Other FAS 133 adjustments	(22)	—	(22)

Total gains (losses)	(14)	(349)	(363)
Income tax expense (benefit)	4	(68)	(64)

Net gains (losses)	$(18)	$(281)	$(299)

(2)	The quarter includes impairments of $20M for fixed maturities and $1M for equities.

Investment Gains (Losses)	Page 20

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

	March 31 2006	December 31 2005	December 31 2004
Total short-term debt	$300	$300	$146
Total long-term debt	1,812	1,811	1,849

Total debt	2,112	2,111	1,995

Total trust preferreds	309	309	412

Perpetual preferred	557	557	557
Ordinary shareholders’ equity	11,666	11,255	9,288

Total shareholders’ equity	$12,223	$11,812	$9,845

Total capitalization	$14,644	$14,232	$12,252
Tangible shareholders’ equity (1)	$9,520	$9,109	$7,145

Leverage ratios
Debt/ total capitalization	14.4%	14.8%	16.3%
Debt plus trust preferreds/ total capitalization	16.5%	17.0%	19.6%
Debt/ tangible equity	22.2%	23.2%	27.9%
Debt plus trust preferreds/ tangible equity	25.4%	26.6%	33.7%
Debt plus total preferred stock/ total capitalization	20.3%	20.9%	24.2%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 21

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

	Three months ended March 31
	2006	2005
Numerator
Income excluding net realized gains (losses) and cumulative effect(1)	$543	$455
Perpetual preferred dividend	(11)	(11)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	532	444
Net realized gains (losses), net of income tax	8	(18)

Net income available to the holders of ordinary shares excluding cumulative effect	540	426
Cumulative effect of a change in accounting principle, net of tax	4	—

Net income available to the holders of ordinary shares	$544	$426

Rollforward of ordinary shares
Ordinary shares - beginning of period	323,322,586	284,478,525
Issued under employee stock purchase plan	74,598	109,411
Stock (cancelled) granted	1,108,012	1,344,217
Issued for option exercises	637,864	1,421,174

Ordinary shares - end of period	325,143,060	287,353,327

Denominator
Weighted average shares outstanding	321,090,179	283,179,820
Effect of other dilutive securities	4,636,773	4,385,550

Adj. wtd. avg. shares outstanding and assumed conversions	325,726,952	287,565,370

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.66	$1.57
Net realized gains (losses), net of income tax	0.02	(0.07)
Cumulative effect of a change in accounting principle, net of tax	0.01	—

Net income	$1.69	$1.50

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.63	$1.54
Net realized gains (losses), net of income tax	0.02	(0.06)
Cumulative effect of a change in accounting principle, net of tax	0.01	—

Net income	$1.66	$1.48

(1)	See page 23 Non-GAAP Financial Measures.

Earnings per share	Page 22

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 24.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses) and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this change resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Net income (loss), as reported	$555	$236	$(112)	$467	$437	$1,028
Net realized gains (losses)	7	(25)	83	32	(14)	76
Income tax expense (benefit) on net realized gains (losses)	(1)	(17)	8	8	4	3
Cumulative effect of a change in accounting principle, net of tax	4	—	—	—	—	—

Income (loss) excluding net realized gains (losses) and cumulative effect	$543	$244	$(187)	$443	$455	$955

Reconciliation Non-GAAP	Page 23

ACE Limited Book Value per Ordinary Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

Reconciliation of Book Value per Ordinary Share

	March 31 2006	December 31 2005
Shareholders’ equity	$12,223	$11,812
Proceeds from issuance of preferred shares	(557)	(557)

Numerator for book value per share calculation	11,666	11,255
Less: goodwill	2,703	2,703

Numerator for tangible book value per share	$8,963	$8,552

Denominator	325,143,060	323,322,586

Book value per ordinary share	$35.88	$34.81
Tangible book value per ordinary share	$27.57	$26.45

Reconciliation Book Value	Page 24

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

These amounts do not reflect the impact of the settlement. See page 1.

Consolidated Statement of Comprehensive Income

	1Q-06	4Q-05	3Q-05	2Q-05	1Q-05	Full Year 2005
Net income (loss)	$555	$236	$(112)	$467	$437	$1,028
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(117)	(113)	(78)	247	(301)	(245)
Reclassification adjustment for net realized gains (losses) included in net income	(15)	16	(47)	(56)	(48)	(135)
Amortization of net unrealized appreciation related to held to maturity securities	(1)	(2)	(2)	(2)	—	(6)
Change in cumulative translation adjustment	24	(35)	(25)	(68)	(11)	(139)
Minimum pension liability adjustment	(1)	1	1	4	2	8
Income tax (expense) benefit related to other comprehensive income items	28	24	40	(21)	72	115

Other comprehensive income (loss)	(82)	(109)	(111)	104	(286)	(402)

Comprehensive income (loss)	$473	$127	$(223)	$571	$151	$626

Comprehensive Income	Page 25

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Cumulative effect: The cumulative effect of a change in accounting principle is a benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses) and cumualtive effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

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